UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008
MGIC Investment Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202
(Address of principal executive offices, including zip code)
(414) 347-6480
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.
          Curt S. Culver, MGIC Investment Corporation’s Chairman and Chief Executive Officer, has informed MGIC that he intends to purchase 25,000 shares of MGIC’s common stock in its recently announced public offering of common stock. Other officers of MGIC may also purchase shares of common stock in the offering. All shares of common stock purchased by Mr. Culver and the other officers will be purchased from the offering’s underwriters at the price offered to the public.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: March 24, 2008	By:	/s/ J. Michael Lauer
J. Michael Lauer
Executive Vice President and Chief Financial Officer